Exhibit 32.2

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Gatto, Co-Chief Executive Officer and Co-President of ICON Capital Corp., the General Partner of the Registrant, in connection with the Annual Report of ICON Income Fund Eight B L.P. (the “LP”) on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the LP.

Date: March 25, 2011

/s/ Mark Gatto
Mark Gatto
Co-Chief Executive Officer and Co-President ICON Capital Corp. General Partner of ICON Income Fund Eight B L.P.